Exhibit 99.1

Plains All American Pipeline, L.P. and Plains GP Holdings Report Second-Quarter 2019 Results

(Houston — August 6, 2019) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported second-quarter 2019 results.

Second-Quarter Highlights

•                  Delivered 2Q19 financial and operating results ahead of expectations

•                  Increased 2019 Adjusted EBITDA guidance and increased 2019 capital program

•                  Executing capital program, sanctioning new capital-efficient growth projects, and advancing new commercial opportunities

“We reported solid second-quarter results and increased guidance for the full year,” stated Willie Chiang, Chief Executive Officer of Plains All American Pipeline. “We have materially advanced a number of key initiatives that optimize our systems in a capital-efficient manner and enhance our positioning through alignment with industry partners.  Furthermore, we ended the quarter with improved leverage metrics, more than $2.9 billion of committed liquidity and substantial distribution coverage.”

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Plains All American Pipeline, L.P.

Summary Financial Information (unaudited)

(in millions, except per unit data)

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
GAAP Results	2019	2018	Change	2019	2018	Change
Net income attributable to PAA	$446	$100	346%	$1,416	$388	265%
Diluted net income per common unit	$0.54	$0.07	671%	$1.74	$0.39	346%
Diluted weighted average common units outstanding (1)	800	727	10%	800	727	10%
Distribution per common unit declared for the period	$0.36	$0.30	20%

(1)             For the three and six months ended June 30, 2019, includes all potentially dilutive securities outstanding (our Series A preferred units and equity-indexed compensation awards) during the period. See the “Computation of Basic and Diluted Net Income Per Common Unit” table attached hereto for additional information.

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
Non-GAAP Results (1)	2019	2018	Change	2019	2018	Change
Adjusted net income attributable to PAA (2)	$551	$243	127%	$1,116	$553	102%
Diluted adjusted net income per common unit (2)	$0.67	$0.27	148%	$1.36	$0.62	119%
Adjusted EBITDA	$784	$506	55%	$1,646	$1,098	50%
Implied DCF per common unit	$0.73	$0.37	97%	$1.63	$0.98	66%

(1)             See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures (such as Adjusted EBITDA and Implied DCF) and their reconciliation to the most directly comparable measures as reported in accordance with GAAP.

(2)             During the fourth quarter of 2018, we began classifying net gains and losses on asset sales and asset impairments as a selected item impacting comparability in the calculation of adjusted net income. Prior period amounts have been recast to reflect this change. See the “Selected Items Impacting Comparability” table attached hereto for additional information.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Segment Adjusted EBITDA for the second quarter and first half of 2019 and 2018 is presented below:

Summary of Selected Financial Data by Segment (unaudited)

(in millions)

	Segment Adjusted EBITDA
	Transportation	Facilities	Supply and Logistics
Three Months Ended June 30, 2019	$410	$172	$200
Three Months Ended June 30, 2018	$360	$171	$(26)
Percentage change in Segment Adjusted EBITDA versus 2018 period	14%	1%	**
Percentage change in Segment Adjusted EBITDA versus 2018 period further adjusted for impact of divested assets	22%	1%	N/A

	Segment Adjusted EBITDA
	Transportation	Facilities	Supply and Logistics
Six Months Ended June 30, 2019	$809	$356	$478
Six Months Ended June 30, 2018	$695	$357	$45
Percentage change in Segment Adjusted EBITDA versus 2018 period	16%	—%	**
Percentage change in Segment Adjusted EBITDA versus 2018 period further adjusted for impact of divested assets	24%	—%	N/A

**  Indicates that variance as a percentage is not meaningful.

Second-quarter 2019 Transportation Segment Adjusted EBITDA increased by 14% over comparable 2018 results. This increase was primarily driven by increased volume on our Permian Basin systems, including the start-up of our Sunrise II pipeline in the fourth quarter of 2018. Second-quarter 2019 results also benefited from increased volumes on certain of our pipelines in the Central region. These favorable results were partially offset by our sale of an interest in the BridgeTex pipeline in the third quarter of 2018.

Second-quarter 2019 Facilities Segment Adjusted EBITDA was in line with comparable 2018 results.

Second-quarter 2019 Supply and Logistics Segment Adjusted EBITDA increased versus comparable 2018 results due to favorable crude oil differentials in the Permian Basin and Canada and improved NGL margins.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

2019 Full-Year Guidance

The table below presents our full-year 2019 financial and operating guidance:

Financial and Operating Guidance (unaudited)

(in millions, except volumes, per unit and per barrel data)

	Twelve Months Ended December 31,
	2017	2018	2019 (G)
			+ / -
Segment Adjusted EBITDA
Transportation	$1,287	$1,508	$1,710
Facilities	734	711	665
Fee-Based	$2,021	$2,219	$2,375
Supply and Logistics	60	462	600
Adjusted other income/(expense), net	1	3	—
Adjusted EBITDA (1)	$2,082	$2,684	$2,975
Interest expense, net of certain non-cash items (2)	(483)	(419)	(400)
Maintenance capital	(247)	(252)	(250)
Current income tax expense	(28)	(66)	(85)
Other	(12)	1	(5)
Implied DCF (1)	$1,312	$1,948	$2,235
Preferred unit distributions paid (3)	(5)	(161)	(200)
Implied DCF Available to Common Unitholders	$1,307	$1,787	$2,035

Implied DCF per Common Unit (1)	$1.82	$2.46	$2.80
Implied DCF per Common Unit and Common Equivalent Unit (1)	$1.67	$2.38	$2.74

Distributions per Common Unit (4)	$1.95	$1.20	$1.38
Common Unit Distribution Coverage Ratio	0.94x	2.05x	2.03x

Diluted Adjusted Net Income per Common Unit (1)	$1.10	$1.88	$2.25

Operating Data
Transportation
Average daily volumes (MBbls/d)	5,186	5,889	6,800
Segment Adjusted EBITDA per barrel	$0.68	$0.70	$0.69

Facilities
Average capacity (MMBbls/Mo)	130	124	125
Segment Adjusted EBITDA per barrel	$0.47	$0.48	$0.44

Supply and Logistics
Average daily volumes (MBbls/d)	1,219	1,309	1,300
Segment Adjusted EBITDA per barrel	$0.13	$0.97	$1.26

Expansion Capital	$1,135	$1,888	$1,500

Third-Quarter Adjusted EBITDA as Percentage of Full Year	23%	24%	20%

(G)   2019 Guidance forecasts are intended to be + / - amounts.

(1)             See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the Non-GAAP Reconciliation tables attached hereto for information regarding non-GAAP financial measures and, for the historical 2017 and 2018 periods, their reconciliation to the most directly comparable measures as reported in accordance

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

with GAAP. We do not provide a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures on a forward-looking basis as it is impractical to forecast certain items that we have defined as “Selected Items Impacting Comparability” without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of and the periods in which such items may be recognized. Thus, a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures could result in disclosure that could be imprecise or potentially misleading.

(2)             Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(3)             Cash distributions paid to our preferred unitholders during the year presented. Distributions on our Series A preferred units were paid-in-kind for all 2017 quarterly distributions and for the February 2018 quarterly distribution. Distributions on our Series A preferred units have been paid in cash since the May 2018 quarterly distribution. Distributions on our Series B preferred units are payable semi-annually in arrears on May 15 and November 15. A pro-rated initial distribution on the Series B preferred units was paid on November 15, 2017.

(4)             Cash distributions per common unit paid during 2017 and 2018. 2019 (G) reflects the cash distribution per common unit paid in February and the increased annualized distribution rate of $1.44 per common unit for the remainder of the year.

Plains GP Holdings

PAGP owns an indirect non-economic controlling interest in PAA’s general partner and an indirect limited partner interest in PAA. As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which is reflected in the condensed consolidating balance sheet and income statement tables included at the end of this release. Information regarding PAGP’s distributions is reflected below:

	Q2 2019	Q1 2019	Q2 2018
Distribution per Class A share declared for the period	$0.36	$0.36	$0.30
Q2 2019 distribution percentage change from prior periods		—%	20%

Conference Call

PAA and PAGP will hold a joint conference call at 4:00 p.m. CT on Tuesday, August 6, 2019 to discuss the following items:

1.              PAA’s second-quarter 2019 performance;

2.              Financial and operating guidance for the full year of 2019;

3.              Capitalization and liquidity; and

4.              PAA’s and PAGP’s outlook for the future.

Conference Call Webcast Instructions

To access the internet webcast, please go to https://event.webcasts.com/starthere.jsp?ei=1251736&tp_key=2d06962a49.

Alternatively, the webcast can be accessed on our website (www.plainsallamerican.com) under Investor Relations (Navigate to: Investor Relations / either “PAA” or “PAGP” / News & Events / Quarterly Earnings). Following the live webcast, an audio replay in MP3 format will be available on our website within two hours after the end of the call and will be accessible for a period of 365 days. A transcript will also be available after the call at the above referenced website.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures known as “non-GAAP financial measures” in its evaluation of past performance and prospects for the future. The primary additional measures used by management are earnings before interest, taxes, depreciation and amortization (including our proportionate share of depreciation and amortization of, and gains and losses on significant asset sales by, unconsolidated entities), gains and losses on asset sales and asset impairments and gains on investments in unconsolidated entities, adjusted for certain selected items impacting comparability (“Adjusted EBITDA”) and implied distributable cash flow (“DCF”).

Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used to supplement related GAAP financial measures, (i) provide additional information about our core operating performance and ability to fund distributions to our unitholders through cash generated by our operations and (ii) provide investors with the same financial analytical framework upon which management bases financial, operational, compensation and planning/budgeting decisions. We also present these and additional non-GAAP financial measures, including adjusted net income attributable to PAA and basic and diluted adjusted net income per common unit, as they are measures that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These non-GAAP measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) gains or losses on derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), the mark-to-market related to our Preferred Distribution Rate Reset Option, gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable, (iii) long-term inventory costing adjustments, (iv) items that are not indicative of our core operating results and business outlook and/or (v) other items that we believe should be excluded in understanding our core operating performance. These measures may further be adjusted to include amounts related to deficiencies associated with minimum volume commitments whereby we have billed the counterparties for their deficiency obligation and such amounts are recognized as deferred revenue in “Other current liabilities” on our Condensed Consolidated Financial Statements. Such amounts are presented net of applicable amounts subsequently recognized into revenue. Furthermore, the calculation of these measures contemplates tax effects as a separate reconciling item, where applicable. We have defined all such items as “selected items impacting comparability.” Due to the nature of the selected items, certain selected items impacting comparability may impact certain non-GAAP financial measures, referred to as adjusted results, but not impact other non-GAAP financial measures. We do not necessarily consider all of our selected items impacting comparability to be non-recurring, infrequent or unusual, but we believe that an understanding of these selected items impacting comparability is material to the evaluation of our operating results and prospects.

Although we present selected items impacting comparability that management considers in evaluating our performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in our operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions, acquisitions, divestitures, expansion projects and numerous other factors. These types of variations may not be separately identified in this release, but will be discussed, as applicable, in management’s discussion and analysis of operating results in our Quarterly Report on Form 10-Q.

Our definition and calculation of certain non-GAAP financial measures may not be comparable to similarly-titled measures of other companies. Adjusted EBITDA, Implied DCF and other non-GAAP financial performance measures are reconciled to Net Income (the most directly comparable measure as reported in accordance with GAAP) for the historical periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our Condensed Consolidated Financial Statements and notes thereto. In addition, we encourage you to visit our website at www.plainsallamerican.com (in particular the section under “Financial Information” entitled “Non-GAAP Reconciliations” within the Investor Relations tab), which presents a reconciliation of our commonly used non-GAAP and supplemental financial measures.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. These risks and uncertainties include, among other things, declines in the actual or expected volume of crude oil and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our assets, whether due to declines in production from existing oil and gas reserves, reduced demand, failure to develop or slowdown in the development of additional oil and gas reserves, whether from reduced cash flow to fund drilling or the inability to access capital, or other factors; the effects of competition, including the effects of capacity overbuild in areas where we operate; market distortions caused by over-commitments to infrastructure projects, which impacts volumes, margins, returns and overall earnings; unanticipated changes in crude oil and NGL market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, NGL and natural gas and resulting changes in pricing conditions or transportation throughput requirements; maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; the occurrence of a natural disaster, catastrophe, terrorist attack (including eco-terrorist attacks) or other event, including cyber or other attacks on our electronic and computer systems; failure to implement or capitalize, or delays in implementing or capitalizing, on expansion projects, whether due to permitting delays, permitting withdrawals or other factors; shortages or cost increases of supplies, materials or labor; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements, and related interpretations; tightened capital markets or other factors that increase our cost of capital or limit our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the availability of, and our ability to consummate, acquisition or combination opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; the currency exchange rate of the Canadian dollar; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; inability to recognize current revenue attributable to deficiency payments received from customers who fail to ship or move more than minimum contracted volumes until the related credits expire or are used; non-utilization of our assets and facilities; increased costs, or lack of availability, of insurance; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; the effectiveness of our risk management activities; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; risks related to the development and operation of our assets, including our ability to satisfy our contractual obligations to our customers; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of natural gas liquids as discussed in the Partnerships’ filings with the Securities and Exchange Commission.

Plains All American Pipeline, L.P. is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, NGLs and natural gas. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles more than 6 million barrels per day of crude oil and NGL in its Transportation segment. PAA is headquartered in Houston, Texas. More information is available at www.plainsallamerican.com.

Plains GP Holdings is a publicly traded entity that owns an indirect, non-economic controlling general partner interest in PAA and an indirect limited partner interest in PAA, one of the largest energy infrastructure and logistics companies in North America. PAGP is headquartered in Houston, Texas. More information is available at www.plainsallamerican.com.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
REVENUES	$8,253	$8,080	$16,628	$16,478

COSTS AND EXPENSES
Purchases and related costs	7,244	7,551	14,362	15,070
Field operating costs	340	312	667	605
General and administrative expenses	75	80	151	159
Depreciation and amortization (1)	147	130	283	256
(Gains)/losses on asset sales and asset impairments, net (1)	(4)	(81)	—	(81)
Total costs and expenses	7,802	7,992	15,463	16,009

OPERATING INCOME	451	88	1,165	469

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	83	96	172	171
Gain on investment in unconsolidated entities	—	—	267	—
Interest expense, net	(103)	(111)	(203)	(217)
Other income/(expense), net	(6)	11	18	10

INCOME BEFORE TAX	425	84	1,419	433
Current income tax expense	(24)	(7)	(53)	(20)
Deferred income tax (expense)/benefit	47	23	52	(25)

NET INCOME	448	100	1,418	388
Net income attributable to noncontrolling interests	(2)	—	(2)	—
NET INCOME ATTRIBUTABLE TO PAA	$446	$100	$1,416	$388

NET INCOME PER COMMON UNIT:
Net income allocated to common unitholders — Basic	$395	$50	$1,311	$286
Basic weighted average common units outstanding	727	725	727	725
Basic net income per common unit	$0.54	$0.07	$1.80	$0.39

Net income allocated to common unitholders — Diluted	$433	$50	$1,389	$286
Diluted weighted average common units outstanding	800	727	800	727
Diluted net income per common unit	$0.54	$0.07	$1.74	$0.39

(1)             Effective for the fourth quarter of 2018, we reclassified amounts related to gains and losses on asset sales and asset impairments from “Depreciation and amortization” to “(Gains)/losses on asset sales and asset impairments, net” on our Condensed Consolidated Statements of Operations.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

NON-GAAP ADJUSTED RESULTS

(in millions, except per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Adjusted net income attributable to PAA	$551	$243	$1,116	$553

Diluted adjusted net income per common unit	$0.67	$0.27	$1.36	$0.62

Adjusted EBITDA	$784	$506	$1,646	$1,098

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in millions)

	June 30, 2019	December 31, 2018
ASSETS
Current assets	$4,282	$3,533
Property and equipment, net	15,141	14,787
Goodwill	2,537	2,521
Investments in unconsolidated entities	3,377	2,702
Linefill and base gas	922	916
Long-term operating lease right-of-use assets, net	469	—
Long-term inventory	152	136
Other long-term assets, net	877	916
Total assets	$27,757	$25,511

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$4,294	$3,456
Senior notes, net	8,945	8,941
Other long-term debt, net	231	202
Long-term operating lease liabilities	370	—
Other long-term liabilities and deferred credits	844	910
Total liabilities	14,684	13,509

Partners’ capital excluding noncontrolling interests	12,941	12,002
Noncontrolling interests	132	—
Total partners’ capital	13,073	12,002
Total liabilities and partners’ capital	$27,757	$25,511

DEBT CAPITALIZATION RATIOS

(in millions)

	June 30, 2019	December 31, 2018
Short-term debt	$470	$66
Long-term debt	9,176	9,143
Total debt	$9,646	$9,209

Long-term debt	$9,176	$9,143
Partners’ capital	13,073	12,002
Total book capitalization	$22,249	$21,145
Total book capitalization, including short-term debt	$22,719	$21,211

Long-term debt-to-total book capitalization	41%	43%
Total debt-to-total book capitalization, including short-term debt	42%	43%

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER COMMON UNIT (1)

(in millions, except per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Basic Net Income per Common Unit
Net income attributable to PAA	$446	$100	$1,416	$388
Distributions to Series A preferred unitholders	(37)	(37)	(74)	(74)
Distributions to Series B preferred unitholders	(12)	(12)	(25)	(25)
Other	(2)	(1)	(6)	(3)
Net income allocated to common unitholders	$395	$50	$1,311	$286

Basic weighted average common units outstanding	727	725	727	725

Basic net income per common unit	$0.54	$0.07	$1.80	$0.39

Diluted Net Income per Common Unit
Net income attributable to PAA	$446	$100	$1,416	$388
Distributions to Series A preferred unitholders	—	(37)	—	(74)
Distributions to Series B preferred unitholders	(12)	(12)	(25)	(25)
Other	(1)	(1)	(2)	(3)
Net income allocated to common unitholders	$433	$50	$1,389	$286

Basic weighted average common units outstanding	727	725	727	725
Effect of dilutive securities:
Series A preferred units (2)	71	—	71	—
Equity-indexed compensation plan awards (3)	2	2	2	2
Diluted weighted average common units outstanding	800	727	800	727

Diluted net income per common unit	$0.54	$0.07	$1.74	$0.39

(1)             We calculate net income allocated to common unitholders based on the distributions pertaining to the current period’s net income (whether paid in cash or in-kind). After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to common unitholders and participating securities in accordance with the contractual terms of our partnership agreement in effect for the period and as further prescribed under the two-class method.

(2)             The possible conversion of our Series A preferred units was excluded from the calculation of diluted net income per common unit for the three and six months ended June 30, 2018 as the effect was antidilutive.

(3)             Our equity-indexed compensation plan awards that contemplate the issuance of common units are considered dilutive unless (i) they become vested only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. Equity-indexed compensation plan awards that are deemed to be dilutive are reduced by a hypothetical common unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Selected Items Impacting Comparability: (1)
Gains/(losses) from derivative activities, net of inventory valuation adjustments (2)	$(51)	$(232)	$45	$(211)
Long-term inventory costing adjustments (3)	(25)	(5)	(4)	7
Deficiencies under minimum volume commitments, net (4)	(1)	(3)	7	(13)
Equity-indexed compensation expense (5)	(4)	(12)	(7)	(23)
Net gain/(loss) on foreign currency revaluation (6)	(8)	4	(12)	(4)
Line 901 incident (7)	(10)	—	(10)	—
Selected items impacting comparability - Adjusted EBITDA	$(99)	$(248)	$19	$(244)
Gains/(losses) from derivative activities (2)	(1)	—	(1)	3
Gain on investment in unconsolidated entities (8)	—	—	267	—
Gains/(losses) on asset sales and asset impairments, net	4	81	—	81
Tax effect on selected items impacting comparability	(9)	24	15	(5)
Selected items impacting comparability - Adjusted net income attributable to PAA	$(105)	$(143)	$300	$(165)

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)             We use derivative instruments for risk management purposes and our related processes include specific identification of hedging instruments to an underlying hedged transaction. Although we identify an underlying transaction for each derivative instrument we enter into, there may not be an accounting hedge relationship between the instrument and the underlying transaction. In the course of evaluating our results of operations, we identify the earnings that were recognized during the period related to derivative instruments for which the identified underlying transaction does not occur in the current period and exclude the related gains and losses in determining adjusted results. In addition, we exclude gains and losses on derivatives that are related to investing activities, such as the purchase of linefill. We also exclude the impact of corresponding inventory valuation adjustments, as applicable, as well as the mark-to-market adjustment related to our Preferred Distribution Rate Reset Option.

(3)             We carry crude oil and NGL inventory comprised of minimum working inventory requirements in third-party assets and other working inventory that is needed for our commercial operations. We consider this inventory necessary to conduct our operations and we intend to carry this inventory for the foreseeable future. Therefore, we classify this inventory as long-term on our balance sheet and do not hedge the inventory with derivative instruments (similar to linefill in our own assets). We treat the impact of changes in the average cost of the long-term inventory (that result from fluctuations in market prices) and writedowns of such inventory that result from price declines as a selected item impacting comparability.

(4)             We have certain agreements that require counterparties to deliver, transport or throughput a minimum volume over an agreed upon period. Substantially all of such agreements were entered into with counterparties to economically support the return on our capital expenditure necessary to construct the related asset. Some of these agreements include make-up rights if the minimum volume is not met. We record a receivable from the counterparty in the period that services are provided or when the transaction occurs, including amounts for deficiency obligations from counterparties associated with minimum volume commitments. If a counterparty has a make-up right associated with a deficiency, we defer the revenue attributable to the counterparty’s make-up right and subsequently recognize the revenue at the earlier of when the deficiency volume is delivered or shipped, when the make-up right expires or when it is determined that the counterparty’s ability to utilize the make-up right is remote. We include the impact of amounts billed to counterparties for their deficiency obligation, net of applicable amounts subsequently recognized into revenue, as a selected item impacting comparability. We believe the inclusion of the contractually committed revenues associated with that period is meaningful to investors as the related asset has been constructed, is standing ready to provide the committed service and the fixed operating costs are included in the current period results.

(5)             Our total equity-indexed compensation expense includes expense associated with awards that will or may be settled in units and awards that will or may be settled in cash. The awards that will or may be settled in units are included in our diluted net income per unit calculation when the applicable performance criteria have been met. We consider the compensation expense associated with these awards as a selected item impacting comparability as the dilutive impact of the outstanding awards is included in our diluted net income per unit calculation and the majority of the awards are expected to be settled in units. The portion of compensation expense associated with awards that are certain to be settled in cash is not considered a selected item impacting comparability.

(6)             During the periods presented, there were fluctuations in the value of the Canadian dollar to the U.S. dollar, resulting in gains and losses that were not related to our core operating results for the period and were thus classified as a selected item impacting comparability.

(7)             Includes costs recognized during the period related to the Line 901 incident that occurred in May 2015, net of amounts we believe are probable of recovery from insurance.

(8)             In January 2019, the owners of the Capline pipeline system contributed their undivided joint interests in the Capline pipeline system for equity interests in Capline Pipeline Company LLC (“Capline LLC”). This transaction resulted in a loss of control of our undivided joint interest, which was derecognized and contributed to Capline LLC. This loss of control required us to measure our equity interest in Capline LLC at fair value. The resulting gain was classified as a selected item impacting comparability.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED ADJUSTED NET INCOME PER COMMON UNIT (1)

(in millions, except per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Basic Adjusted Net Income per Common Unit
Net income attributable to PAA	$446	$100	$1,416	$388
Selected items impacting comparability - Adjusted net income attributable to PAA (2)	105	143	(300)	165
Adjusted net income attributable to PAA	$551	$243	$1,116	$553
Distributions to Series A preferred unitholders	(37)	(37)	(74)	(74)
Distributions to Series B preferred unitholders	(12)	(12)	(25)	(25)
Other	(2)	(1)	(3)	(3)
Adjusted net income allocated to common unitholders	$500	$193	$1,014	$451

Basic weighted average common units outstanding	727	725	727	725

Basic adjusted net income per common unit	$0.69	$0.27	$1.39	$0.62

Diluted Adjusted Net Income per Common Unit
Net income attributable to PAA	$446	$100	$1,416	$388
Selected items impacting comparability - Adjusted net income attributable to PAA (2)	105	143	(300)	165
Adjusted net income attributable to PAA	$551	$243	$1,116	$553
Distributions to Series A preferred unitholders	—	(37)	—	(74)
Distributions to Series B preferred unitholders	(12)	(12)	(25)	(25)
Other	(1)	(1)	(2)	(3)
Adjusted net income allocated to common unitholders	$538	$193	$1,089	$451

Basic weighted average common units outstanding	727	725	727	725
Effect of dilutive securities:
Series A preferred units (3)	71	—	71	—
Equity-indexed compensation plan awards (4)	2	2	2	2
Diluted weighted average common units outstanding	800	727	800	727

Diluted adjusted net income per common unit	$0.67	$0.27	$1.36	$0.62

(1)             We calculate adjusted net income allocated to common unitholders based on the distributions pertaining to the current period’s net income (whether paid in cash or in-kind). After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the common unitholders and participating securities in accordance with the contractual terms of our partnership agreement in effect for the period and as further prescribed under the two-class method.

(2)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(3)             The possible conversion of our Series A preferred units was excluded from the calculation of diluted adjusted net income per common unit for the three and six months ended June 30, 2018 as the effect was antidilutive.

(4)             Our equity-indexed compensation plan awards that contemplate the issuance of common units are considered dilutive unless (i) they become vested only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. Equity-indexed compensation plan awards that are deemed to be dilutive are reduced by a hypothetical common unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS

Net Income Per Common Unit to Adjusted Net Income Per Common Unit Reconciliations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Basic net income per common unit	$0.54	$0.07	$1.80	$0.39
Selected items impacting comparability per common unit (1)	0.15	0.20	(0.41)	0.23
Basic adjusted net income per common unit	$0.69	$0.27	$1.39	$0.62

Diluted net income per common unit	$0.54	$0.07	$1.74	$0.39
Selected items impacting comparability per common unit (1)	0.13	0.20	(0.38)	0.23
Diluted adjusted net income per common unit	$0.67	$0.27	$1.36	$0.62

(1)             See the “Selected Items Impacting Comparability” and the “Computation of Basic and Diluted Adjusted Net Income Per Common Unit” tables for additional information.

	Twelve Months Ended December 31,
	2018	2017
Diluted net income per common unit	$2.71	$0.95
Selected items impacting comparability per common unit	(0.83)	0.15
Diluted adjusted net income per common unit	$1.88	$1.10

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS (continued)

(in millions, except per unit and ratio data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net Income to Adjusted EBITDA and Implied DCF Reconciliation
Net Income	$448	$100	$1,418	$388
Interest expense, net	103	111	203	217
Income tax expense/(benefit)	(23)	(16)	1	45
Depreciation and amortization	147	130	283	256
(Gains)/losses on asset sales and asset impairments, net	(4)	(81)	—	(81)
Gain on investment in unconsolidated entities	—	—	(267)	—
Depreciation and amortization of unconsolidated entities (1)	14	14	27	29
Selected items impacting comparability - Adjusted EBITDA (2)	99	248	(19)	244
Adjusted EBITDA	$784	$506	$1,646	$1,098
Interest expense, net of certain non-cash items (3)	(98)	(107)	(194)	(212)
Maintenance capital	(72)	(63)	(118)	(108)
Current income tax expense	(24)	(7)	(53)	(20)
Adjusted equity earnings in unconsolidated entities, net of distributions (4)	—	1	1	15
Implied DCF	$590	$330	$1,282	$773
Preferred unit distributions paid (5)	(62)	(62)	(99)	(62)
Implied DCF Available to Common Unitholders	$528	$268	$1,183	$711

Weighted Average Common Units Outstanding	727	725	727	725
Weighted Average Common Units and Common Equivalent Units	798	796	798	796

Implied DCF per Common Unit (6)	$0.73	$0.37	$1.63	$0.98
Implied DCF per Common Unit and Common Equivalent Unit (7)	$0.71	$0.38	$1.58	$0.94

Cash Distribution Paid per Common Unit	$0.36	$0.30	$0.66	$0.60
Common Unit Cash Distributions (8)	$262	$218	$480	$435
Common Unit Distribution Coverage Ratio	2.02x	1.23x	2.46x	1.63x

Implied DCF Excess / (Shortage)	$266	$50	$703	$276

(1)             Adjustment to add back our proportionate share of depreciation and amortization expense of, and gains and losses on significant asset sales by, unconsolidated entities.

(2)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(3)             Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(4)             Comprised of cash distributions received from unconsolidated entities less equity earnings in unconsolidated entities (adjusted for our proportionate share of depreciation and amortization and gains and losses on significant asset sales).

(5)             Cash distributions paid to our preferred unitholders during the period presented. The current $0.5250 quarterly ($2.10 annualized) per unit distribution requirement of our Series A preferred units was paid-in-kind for each quarterly distribution from their issuance through February 2018. Distributions on our Series A preferred units have been paid in cash since the May 2018 quarterly distribution. The current $61.25 per unit annual distribution requirement of our Series B preferred units is payable semi-annually in arrears on May 15 and November 15.

(6)             Implied DCF Available to Common Unitholders for the period divided by the weighted average common units outstanding for the period.

(7)             Implied DCF Available to Common Unitholders for the period, adjusted for Series A preferred unit cash distributions paid (if any), divided by the weighted average common units and common equivalent units outstanding for the periods. Our Series A preferred units are convertible into common units, generally on a one-for-one basis and subject to customary anti-dilution adjustments, in whole or in part, subject to certain minimum conversion amounts.

(8)             Cash distributions paid during the period presented.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS (continued)

(in millions, except per unit and ratio data)

	Twelve Months Ended December 31,
	2018	2017
Net Income to Adjusted EBITDA and Implied DCF Reconciliation
Net Income	$2,216	$858
Interest expense, net	431	510
Income tax expense	198	44
Depreciation and amortization	520	517
(Gains)/losses on asset sales and asset impairments, net	(114)	109
Gain on investment in unconsolidated entities	(200)	—
Depreciation and amortization of unconsolidated entities (1)	56	45
Selected items impacting comparability - Adjusted EBITDA	(423)	(1)
Adjusted EBITDA	$2,684	$2,082
Interest expense, net of certain non-cash items (2)	(419)	(483)
Maintenance capital	(252)	(247)
Current income tax expense	(66)	(28)
Adjusted equity earnings in unconsolidated entities, net of distributions (3)	1	(10)
Distributions to noncontrolling interests (4)	—	(2)
Implied DCF	$1,948	$1,312
Preferred unit distributions paid (5)	(161)	(5)
Implied DCF Available to Common Unitholders	$1,787	$1,307

Weighted Average Common Units Outstanding	726	717
Weighted Average Common Units and Common Equivalent Units	797	784

Implied DCF per Common Unit (6)	$2.46	$1.82
Implied DCF per Common Unit and Common Equivalent Unit (7)	$2.38	$1.67

Cash Distribution Paid per Common Unit	$1.20	$1.95
Common Unit Cash Distributions (4)	$871	$1,386
Common Unit Distribution Coverage Ratio	2.05x	0.94x

Implied DCF Excess / (Shortage)	$916	$(79)

(1)             Adjustment to add back our proportionate share of depreciation and amortization expense of, and gains and losses on significant asset sales by, unconsolidated entities.

(2)             Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(3)             Comprised of cash distributions received from unconsolidated entities less equity earnings in unconsolidated entities (adjusted for our proportionate share of depreciation and amortization and gains and losses on significant asset sales).

(4)             Cash distributions paid during the period presented.

(5)             Cash distributions paid to our preferred unitholders during the period presented. The $0.5250 quarterly ($2.10 annualized) per unit distribution requirement of our Series A preferred units was paid-in-kind for each quarterly distribution through February 2018. Distributions on our Series A preferred units have been paid in cash since the May 2018 quarterly distribution. The $61.25 per unit annual distribution requirement of our Series B preferred units is payable semi-annually in arrears on May 15 and November 15. A pro-rated initial distribution on the Series B preferred units was paid on November 15, 2017.

(6)             Implied DCF Available to Common Unitholders for the period divided by the weighted average common units outstanding for the period.

(7)             Implied DCF Available to Common Unitholders for the period, adjusted for Series A preferred unit cash distributions paid (if any), divided by the weighted average common units and common equivalent units outstanding for the period. Our Series A preferred units are convertible into common units, generally on a one-for-one basis and subject to customary anti-dilution adjustments, in whole or in part, subject to certain minimum conversion amounts.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP RECONCILIATIONS (continued)

Net Income Per Common Unit to Implied DCF Per Common Unit and Common Equivalent Unit Reconciliations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Basic net income per common unit	$0.54	$0.07	$1.80	$0.39
Reconciling items per common unit (1) (2)	0.19	0.30	(0.17)	0.59
Implied DCF per common unit	$0.73	$0.37	$1.63	$0.98

Basic net income per common unit	$0.54	$0.07	$1.80	$0.39
Reconciling items per common unit and common equivalent unit (1) (3)	0.17	0.31	(0.22)	0.55
Implied DCF per common unit and common equivalent unit	$0.71	$0.38	$1.58	$0.94

	Twelve Months Ended December 31,
	2018	2017
Basic net income per common unit	$2.77	$0.96
Reconciling items per common unit (1) (4)	(0.31)	0.86
Implied DCF per common unit	$2.46	$1.82

Basic net income per common unit	$2.77	$0.96
Reconciling items per common unit and common equivalent unit (1) (5)	(0.39)	0.71
Implied DCF per common unit and common equivalent unit	$2.38	$1.67

(1)             Represents adjustments to Net Income to calculate Implied DCF Available to Common Unitholders. See the “Net Income to Adjusted EBITDA and Implied DCF Reconciliation” table for additional information.

(2)             Based on weighted average common units outstanding for the period of 727 million, 725 million, 727 million and 725 million, respectively.

(3)             Based on weighted average common units outstanding for the period, as well as weighted average Series A preferred units outstanding of 71 million for each of the periods presented.

(4)             Based on weighted average common units outstanding for the period of 726 million and 717 million, respectively.

(5)             Based on weighted average common units outstanding for the period, as well as weighted average Series A preferred units outstanding for the period of approximately 71 million and 67 million, respectively.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Revenues (1)	$559	$291	$7,915	$475	$284	$7,781
Purchases and related costs (1)	(48)	(4)	(7,700)	(46)	(3)	(7,959)
Field operating costs (1) (2)	(186)	(88)	(70)	(157)	(92)	(66)
Segment general and administrative expenses (2) (3)	(27)	(21)	(27)	(30)	(21)	(29)
Equity earnings in unconsolidated entities	83	—	—	96	—	—

Adjustments: (4)
Depreciation and amortization of unconsolidated entities	14	—	—	14	—	—
(Gains)/losses from derivative activities, net of inventory valuation adjustments	2	(7)	49	—	(1)	241
Long-term inventory costing adjustments	—	—	25	—	—	5
Deficiencies under minimum volume commitments, net	1	—	—	1	2	—
Equity-indexed compensation expense	2	1	1	7	2	3
Net (gain)/loss on foreign currency revaluation	—	—	7	—	—	(2)
Line 901 incident	10	—	—	—	—	—
Segment Adjusted EBITDA	$410	$172	$200	$360	$171	$(26)

Maintenance capital	$39	$30	$3	$32	$26	$5

(1)             Includes intersegment amounts.

(2)             Field operating costs and Segment general and administrative expenses include equity-indexed compensation expense.

(3)             Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)             Represents adjustments utilized by our Chief Operating Decision Maker (“CODM”) in the evaluation of segment results. Many of these adjustments are also considered selected items impacting comparability when calculating consolidated non-GAAP financial measures such as Adjusted EBITDA. See the “Selected Items Impacting Comparability” table for additional discussion.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Revenues (1)	$1,115	$589	$15,938	$929	$576	$15,893
Purchases and related costs (1)	(100)	(7)	(15,262)	(92)	(8)	(15,884)
Field operating costs (1) (2)	(360)	(175)	(139)	(304)	(176)	(131)
Segment general and administrative expenses (2) (3)	(54)	(41)	(56)	(58)	(42)	(59)
Equity earnings in unconsolidated entities	172	—	—	171	—	—

Adjustments: (4)
Depreciation and amortization of unconsolidated entities	27	—	—	29	—	—
(Gains)/losses from derivative activities, net of inventory valuation adjustments	2	(11)	(21)	(1)	(2)	219
Long-term inventory costing adjustments	—	—	4	—	—	(7)
Deficiencies under minimum volume commitments, net	(7)	—	—	9	4	—
Equity-indexed compensation expense	4	1	2	12	5	6
Net loss on foreign currency revaluation	—	—	12	—	—	8
Line 901 incident	10	—	—	—	—	—
Segment Adjusted EBITDA	$809	$356	$478	$695	$357	$45

Maintenance capital	$67	$46	$5	$61	$41	$6

(1)             Includes intersegment amounts.

(2)             Field operating costs and Segment general and administrative expenses include equity-indexed compensation expense.

(3)             Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)             Represents adjustments utilized by our CODM in the evaluation of segment results. Many of these adjustments are also considered selected items impacting comparability when calculating consolidated non-GAAP financial measures such as Adjusted EBITDA. See the “Selected Items Impacting Comparability” table for additional discussion.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

OPERATING DATA BY SEGMENT (1)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Transportation segment (average daily volumes in thousands of barrels per day):
Tariff activities volumes
Crude oil pipelines (by region):
Permian Basin (2)	4,575	3,734	4,423	3,489
South Texas / Eagle Ford (2)	448	434	454	428
Central (2)	525	448	517	445
Gulf Coast	147	170	152	187
Rocky Mountain (2)	313	270	307	263
Western	195	181	188	177
Canada	319	298	321	308
Crude oil pipelines	6,522	5,535	6,362	5,297
NGL pipelines	182	171	196	172
Tariff activities total volumes	6,704	5,706	6,558	5,469
Trucking volumes	83	91	88	95
Transportation segment total volumes	6,787	5,797	6,646	5,564

Facilities segment (average monthly volumes):
Liquids storage (average monthly capacity in millions of barrels)	109	109	109	109
Natural gas storage (average monthly working capacity in billions of cubic feet)	63	65	63	66
NGL fractionation (average volumes in thousands of barrels per day)	137	132	147	135
Facilities segment total volumes (average monthly volumes in millions of barrels) (3)	124	124	124	124

Supply and Logistics segment (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	1,102	1,028	1,115	1,030
NGL sales	158	174	242	266
Supply and Logistics segment total volumes	1,260	1,202	1,357	1,296

(1)             Average volumes are calculated as the total volumes (attributable to our interest) for the period divided by the number of days or months in the period.

(2)             Region includes volumes (attributable to our interest) from pipelines owned by unconsolidated entities.

(3)             Facilities segment total volumes is calculated as the sum of: (i) liquids storage capacity; (ii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of natural gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iii) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP SEGMENT RECONCILIATIONS

(in millions)

Fee-based Segment Adjusted EBITDA to Adjusted EBITDA Reconciliations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Transportation Segment Adjusted EBITDA	$410	$360	$809	$695
Facilities Segment Adjusted EBITDA	172	171	356	357
Fee-based Segment Adjusted EBITDA	$582	$531	$1,165	$1,052
Supply and Logistics Segment Adjusted EBITDA	200	(26)	478	45
Adjusted other income/(expense), net (1)	2	1	3	1
Adjusted EBITDA (2)	$784	$506	$1,646	$1,098

	Twelve Months Ended December 31,
	2018	2017
Transportation Segment Adjusted EBITDA	$1,508	$1,287
Facilities Segment Adjusted EBITDA	711	734
Fee-based Segment Adjusted EBITDA	$2,219	$2,021
Supply and Logistics Segment Adjusted EBITDA	462	60
Adjusted other income/(expense), net (3)	3	1
Adjusted EBITDA (2)	$2,684	$2,082

(1)             Represents “Other income/(expense), net” as reported on our Condensed Consolidated Statements of Operations, adjusted for selected items impacting comparability of $8 million, $(10) million, $(15) million and $(9) million for the three and six months ended June 30, 2019 and 2018, respectively. See the “Selected Items Impacting Comparability” table for additional information.

(2)             See the “Net Income to Adjusted EBITDA and Implied DCF Reconciliation” table for reconciliation to Net Income.

(3)             Represents “Other income/(expense), net” as reported on our Consolidated Statements of Operations, adjusted for selected items impacting comparability of $10 million and $32 million for the twelve months ended December 31, 2018 and 2017, respectively.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

NON-GAAP SEGMENT RECONCILIATIONS

(in millions)

Reconciliation of Segment Adjusted EBITDA to Segment Adjusted EBITDA further adjusted for impact of divested assets:

	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Segment Adjusted EBITDA	$410	$172	$200	$360	$171	$(26)
Impact of divested assets (1)	—	—	—	(23)	—	—
Segment Adjusted EBITDA further adjusted for impact of divested assets	$410	$172	$200	$337	$171	$(26)

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Segment Adjusted EBITDA	$809	$356	$478	$695	$357	$45
Impact of divested assets (1)	—	—	—	(42)	(2)	—
Segment Adjusted EBITDA further adjusted for impact of divested assets	$809	$356	$478	$653	$355	$45

(1)             Estimated impact of divestitures completed during 2018, assuming an effective date of January 1, 2018. Divested assets primarily included a 30% interest in BridgeTex Pipeline Company, LLC and certain pipelines in the Rocky Mountain region that were previously reported in our Transportation segment, as well as a natural gas processing facility that was previously reported in our Facilities segment.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended			Three Months Ended
	June 30, 2019			June 30, 2018
		Consolidating			Consolidating
	PAA	Adjustments (1)	PAGP	PAA	Adjustments (1)	PAGP
REVENUES	$8,253	$—	$8,253	$8,080	$—	$8,080

COSTS AND EXPENSES
Purchases and related costs	7,244	—	7,244	7,551	—	7,551
Field operating costs	340	—	340	312	—	312
General and administrative expenses	75	1	76	80	1	81
Depreciation and amortization	147	1	148	130	1	131
(Gains)/losses on asset sales and asset impairments, net	(4)	—	(4)	(81)	—	(81)
Total costs and expenses	7,802	2	7,804	7,992	2	7,994

OPERATING INCOME	451	(2)	449	88	(2)	86

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	83	—	83	96	—	96
Interest expense, net	(103)	—	(103)	(111)	—	(111)
Other income/(expense), net	(6)	—	(6)	11	—	11

INCOME BEFORE TAX	425	(2)	423	84	(2)	82
Current income tax expense	(24)	—	(24)	(7)	—	(7)
Deferred income tax benefit	47	(20)	27	23	(2)	21

NET INCOME	448	(22)	426	100	(4)	96
Net income attributable to noncontrolling interests	(2)	(358)	(360)	—	(89)	(89)
NET INCOME ATTRIBUTABLE TO PAGP	$446	$(380)	$66	$100	$(93)	$7

BASIC NET INCOME PER CLASS A SHARE			$0.41			$0.05

DILUTED NET INCOME PER CLASS A SHARE			$0.40			$0.05

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			162			157

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			164			157

(1)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

- more -

333 Clay Street, Suite 1600 Houston, Texas 77002 713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Six Months Ended			Six Months Ended
	June 30, 2019			June 30, 2018
		Consolidating			Consolidating
	PAA	Adjustments (1)	PAGP	PAA	Adjustments (1)	PAGP
REVENUES	$16,628	$—	$16,628	$16,478	$—	$16,478

COSTS AND EXPENSES
Purchases and related costs	14,362	—	14,362	15,070	—	15,070
Field operating costs	667	—	667	605	—	605
General and administrative expenses	151	3	154	159	2	161
Depreciation and amortization	283	1	284	256	1	257
(Gains)/losses on asset sales and asset impairments, net	—	—	—	(81)	—	(81)
Total costs and expenses	15,463	4	15,467	16,009	3	16,012

OPERATING INCOME	1,165	(4)	1,161	469	(3)	466

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	172	—	172	171	—	171
Gain on investment in unconsolidated entities	267	—	267	—	—	—
Interest expense, net	(203)	—	(203)	(217)	—	(217)
Other income, net	18	—	18	10	—	10

INCOME BEFORE TAX	1,419	(4)	1,415	433	(3)	430
Current income tax expense	(53)	—	(53)	(20)	—	(20)
Deferred income tax (expense)/benefit	52	(74)	(22)	(25)	(16)	(41)

NET INCOME	1,418	(78)	1,340	388	(19)	369
Net income attributable to noncontrolling interests	(2)	(1,125)	(1,127)	—	(325)	(325)
NET INCOME ATTRIBUTABLE TO PAGP	$1,416	$(1,203)	$213	$388	$(344)	$44

BASIC NET INCOME PER CLASS A SHARE			$1.32			$0.28

DILUTED NET INCOME PER CLASS A SHARE			$1.32			$0.28

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			161			157

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			161			157

(1)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

- more -

333 Clay Street, Suite 1600 Houston, Texas 77002 713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA

(in millions)

	June 30, 2019			December 31, 2018
		Consolidating			Consolidating
	PAA	Adjustments (1)	PAGP	PAA	Adjustments (1)	PAGP
ASSETS
Current assets	$4,282	$9	$4,291	$3,533	$3	$3,536
Property and equipment, net	15,141	13	15,154	14,787	15	14,802
Goodwill	2,537	—	2,537	2,521	—	2,521
Investments in unconsolidated entities	3,377	—	3,377	2,702	—	2,702
Deferred tax asset	—	1,256	1,256	—	1,304	1,304
Linefill and base gas	922	—	922	916	—	916
Long-term operating lease right-of-use assets, net	469	—	469	—	—	—
Long-term inventory	152	—	152	136	—	136
Other long-term assets, net	877	(2)	875	916	(3)	913
Total assets	$27,757	$1,276	$29,033	$25,511	$1,319	$26,830

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$4,294	$7	$4,301	$3,456	$2	$3,458
Senior notes, net	8,945	—	8,945	8,941	—	8,941
Other long-term debt, net	231	—	231	202	—	202
Long-term operating lease liabilities	370	—	370	—	—	—
Other long-term liabilities and deferred credits	844	—	844	910	—	910
Total liabilities	$14,684	$7	$14,691	$13,509	$2	$13,511

Partners’ capital excluding noncontrolling interests	12,941	(10,905)	2,036	12,002	(10,156)	1,846
Noncontrolling interests	132	12,174	12,306	—	11,473	11,473
Total partners’ capital	13,073	1,269	14,342	12,002	1,317	13,319
Total liabilities and partners’ capital	$27,757	$1,276	$29,033	$25,511	$1,319	$26,830

(1)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

- more -

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Basic Net Income per Class A Share
Net income attributable to PAGP	$66	$7	$213	$44
Basic weighted average Class A shares outstanding	162	157	161	157

Basic net income per Class A share	$0.41	$0.05	$1.32	$0.28

Diluted Net Income per Class A Share
Net income attributable to PAGP	$66	$7	$213	$44
Incremental net income attributable to PAGP resulting from assumed exchange of AAP Management Units	—	—	—	—
Net income attributable to PAGP including incremental net income from assumed exchange of AAP Management Units	$66	$7	$213	$44

Basic weighted average Class A shares outstanding	162	157	161	157
Dilutive shares resulting from assumed exchange of AAP Management Units	2	—	—	—
Diluted weighted average Class A shares outstanding	164	157	161	157

Diluted net income per Class A share (1)	$0.40	$0.05	$1.32	$0.28

(1)             For the three and six months ended June 30, 2019 and 2018, the possible exchange of any AAP units would have had an antidilutive effect on basic net income per Class A share. For the three months ended June 30, 2019, the possible exchange of AAP Management Units would have had a dilutive effect on basic net income per Class A share and for the six months ended June 30, 2019 and the three and six months ended June 30, 2018, the possible exchange of AAP Management units would not have had a dilutive effect on basic net income per Class A share.

Contacts:

Roy Lamoreaux	Brett Magill
Vice President, Investor Relations & Communications	Director, Investor Relations
(866) 809-1291	(866) 809-1291

###

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291